UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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TRAVELCENTERS OF AMERICA LLC
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M19828-P91146 Meeting Information Meeting Type: Annual For holders as of: 2/21/2010 Date: 5/13/2010 Time: 9:30 a.m. local time Location: You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. TRAVELCENTERS OF AMERICA LLC Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 13, 2010. TravelCenters of America LLC 400 Centre Street Newton, Massachusetts 02458 TRAVELCENTERS OF AMERICA LLC 24601 CENTER RIDGE ROAD WESTLAKE, OHIO 44145 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

M19829-P91146 The Notice of Annual Meeting, Proxy Statement and Annual Report are available at www.proxyvote.com. Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. To obtain directions to the annual meeting, please call 617-796-8251. Authorize Your Proxy By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Authorize Your Proxy By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 29, 2010 to facilitate timely delivery. How to Request and Receive a PAPER or E-MAIL Copy for the 2010 Annual Meeting and for Shareholder Meetings in the Future: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Voting Items M19830-P91146 OUR BOARD OF DIRECTORS REQUESTS YOU VOTE "FOR" THE NOMINEE FOR INDEPENDENT DIRECTOR IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3. 1. To elect the nominee named in our proxy statement to our Board of Directors as the Independent Director in Group III. Nominee: Patrick F. Donelan 3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010. 2. To approve an amendment to our limited liability company agreement to change the vote required to elect Directors in uncontested elections to the affirmative vote of a majority of the votes cast. Our Board requests you vote FOR proposal 1. Our Board requests you vote FOR proposal 2. 4. To consider and vote upon such other matters as may properly come before the meeting and at any adjournments or postponements thereof. Our Board requests you vote FOR proposal 3.

M19831-P91146